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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 8, 2007

                             MAYFLOWER BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                   000-52477              04-1618600
       -------------                   ---------              ----------
(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)         Identification No.)


30 SOUTH MAIN STREET, MIDDLEBORO, MASSACHUSETTS               02346
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         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (508) 947-4343
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                -------------------------------------------------------------
                FISCAL YEAR.
                -----------

         On November 8, 2007, in response to rule changes adopted by the Nasdaq Stock Market, the Board of Directors of Mayflower Bancorp, Inc. (the "Company") amended and restated Sections 1 and 2 of Article V of the Company's Bylaws to authorize the Company's Board of Directors to provide that some or all of any or all classes or series of the Company's capital stock may be uncertificated shares. A copy of the Company's amended Bylaws is attached to this Report as
Exhibit 3.2 and is incorporated herein by reference.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

         (d)    The following exhibits are filed herewith:

                Number            Description
                ------            -----------

                3.2               Bylaws of Mayflower Bancorp, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MAYFLOWER BANCORP, INC.
                                       -----------------------
                                       (Registrant)



Date: November 15, 2007                By: /s/ Edward M. Pratt
                                           -------------------------------------
                                           Edward M. Pratt
                                           President and Chief Executive Officer